                               POWER OF ATTORNEY

                       FOR SEC FILINGS ON 3, 4, 5 AND 144
                           IN RESPECT OF SECURITIES OF
                           CHAMBERS STREET PROPERTIES

The undersigned hereby constitutes and appoints each of Hugh O'Beirne and Sarah
P. Hinton or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in his name and stead in any and all capacities, to:

  i.     sign and file for and on his  behalf,  in  respect  of any  acquisition, disposition  or other  change in ownership of any shares of common stock, par value $0.01 per share,  of Chambers  Street  Properties (the
         "Company"), the following:

                i.      any Form ID, including amendments thereto, and any other
                        documents necessary or appropriate to obtain codes and
                        passwords enabling the undersigned to make electronic
                        filings with the Securities and Exchange Commission (the
                        "SEC") of reports required by Section 16(a) of the
                        Securities Exchange Act of 1934, or any rule or
                        regulation of the SEC, to be filed with the SEC;

                ii.     any Initial Statement of Beneficial Ownership of
                        Securities on Form 3 to be filed with the SEC;

                iii.    any Statement of Changes of Beneficial Ownership of
                        Securities on Form 4 to be filed with the SEC;

                iv.     any Annual Statement of Beneficial Ownership of
                        Securities on Form 5 to be filed with the SEC; and

                v.      any Notice of Proposed Sale of Securities on Form 144 to
                        be filed with the SEC;

  ii.    do and perform any and all acts for, and on behalf of, the undersigned that may be necessary or desirable to complete and execute any such Form 3, 4, 5 or
         144, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

  iii.   take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of
         Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such
         attorney-in-fact's discretion.

The undersigned hereby gives full power and authority to the attorney-in-fact to seek and obtain as the undersigned's representative and on the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release such information to the undersigned and approves and ratifies any such release of information.

The undersigned hereby grants unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifies and confirms all that any such attorney-in-fact and agent or substitute may do or cause to be done by virtue hereof.

The undersigned acknowledges that:

                i.      neither the Company nor such attorney-in-fact assumes
                        (i) any liability for the undersigned's responsibility
                        to comply with the requirement of the Securities
                        Exchange Act of 1934, as amended (the "Exchange Act"),
                        (ii) any liability of the undersigned for any failure to
                        comply with such requirements or (iii) any obligation or
                        liability of the undersigned for profit disgorgement
                        under Section 16(b) of the Exchange Act; and

                ii.     this Power of Attorney does not relieve the undersigned
                        from responsibility for compliance with the
                        undersigned's obligations under the Exchange Act,
                        including without limitation the reporting requirements
                        under Section 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to such attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney.

Date: September 13, 2013                   /s/ James L. Francis
                                        ----------------------------------------
                                            James L. Francis

State of New Jersey        )
                           )ss.:
County of Mercer           )

  On September 13 , 2013, before me, Kelly A. Klein , Notary Public in and for said county, personally appeared James L. Francis, who has satisfactorily identified himself as the signer to the above-referenced document.

[STAMP OF NOTARY PUBLIC]

(Affix Notary Stamp Here)

My Commission Expires April 24, 2014     /s/ Kelly A. Klein     September 13, 2013
                      --------------    --------------------    ------------------
                                         (Notary Signature)                 (Date)